UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  September 14, 2011

SUPREME INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8183	75-1670945
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

P.O. Box 237

2581 E. Kercher Road

Goshen, Indiana 46528

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (574) 642-3070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 14, 2011, Supreme Industries, Inc., as Parent (the “Parent”), Supreme Indiana Operations, Inc., a Delaware corporation, and certain of its subsidiaries who are signatories to the Credit Agreement  (collectively, the “Borrowers”) entered into a Credit Agreement (the “Credit Agreement”) with Wells Fargo Capital Finance, LLC, a Delaware limited liability company (the “Lender”).

Under the terms of the Credit Agreement, Lender agrees to provide to the Borrowers a revolving line of credit of up to $45,000,000.  The term of this revolving line of credit is for a period ending on September 14, 2015.

The amounts received in conjunction with the Credit Agreement have been used to repay in full all of the obligations of Borrowers owing to JPMorgan Chase Bank, N.A. (the “Existing Lender”) under that certain Amended and Restated Credit Agreement dated as of September 30, 2010, among Parent, its subsidiaries identified on the signature pages thereof as “Loan Parties,” and the Existing Lender (as amended, supplemented, or otherwise modified from time to time, (the “Existing Credit Agreement”).

In connection with the Credit Agreement, certain mortgages and deeds of trust covering  real property collateral were given to secure the revolving line of credit.  As additional collateral for the repayment of the revolving line of credit, the Borrowers, and certain additional subsidiaries  have signed and delivered to Lender  a Security Agreement, dated as of September 14, 2011, granting to Lender  security interests in the personal property owned by them.

On September 14, 2011, in connection with the Credit Agreement, Parent and certain of its subsidiaries identified on the signature pages thereof (collectively, the “Guarantors”) entered into a General Continuing Guaranty in favor of Lender whereby the Guarantors agreed to guarantee the obligations of the Borrowers owing under the Credit Agreement.

Item 1.02 Termination of a Material Definitive Agreement.

On September 14, 2011, Borrowers terminated the Existing Credit Agreement and the Pledge and Security Agreement dated as of September 30, 2010 by and between Parent and Existing Lender by entering into the Credit Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information presented in Item 1.01 hereof is hereby incorporated by reference in this Item 2.03.  On September 14, 2011, the Borrowers received approximately $14,028,115 as an advance to pay off the Existing Credit Agreement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1

Credit Agreement by and among Supreme Industries, Inc., Supreme Indiana Operations, Inc. and certain of its subsidiaries identified on the signature pages thereof, and Wells Fargo Capital Finance, LLC, with an effective date of September 14, 2011.

	10.2	Security Agreement by and among Supreme Industries, Inc., the other loan parties thereto, and Wells Fargo Capital Finance, LLC, with an effective date of September 14, 2011.

10.3

General Continuing Guaranty by and among Supreme Industries, Inc. and certain of its subsidiaries identified on the signature pages thereof, in favor of Wells Fargo Capital Finance, LLC, with an effective date of September 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPREME INDUSTRIES, INC.

Date: September 20, 2011	By:	/s/ Matthew W. Long
Matthew W. Long
Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1

Credit Agreement by and among Supreme Industries, Inc., Supreme Indiana Operations, Inc. and certain of its subsidiaries identified on the signature pages thereof, and Wells Fargo Capital Finance, LLC, with an effective date of September 14, 2011.

10.2	Security Agreement by and among Supreme Industries, Inc., the other loan parties thereto, and Wells Fargo Capital Finance, LLC, with an effective date of September 14, 2011.

10.3

General Continuing Guaranty by and among Supreme Industries, Inc. and certain of its subsidiaries identified on the signature pages thereof, in favor of Wells Fargo Capital Finance, LLC, with an effective date of September 14, 2011.